SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 9, 2017

STURM, RUGER & COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Shareholders on May 9, 2017 (the “Annual Meeting”), the shareholders voted on the following five proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors.

	Votes For	Votes Withheld	Uncast

John A. Cosentino, Jr.	9,425,530	244,422	0
Michael O. Fifer	9,600,721	69,231	0
Sandra S. Froman	9,577,582	92,370	0
C. Michael Jacobi	9,419,845	250,107	0
Christopher J. Killoy	9,603,068	66,884	0
Terrence G. O’Connor	9,601,298	68,654	0
Amir P. Rosenthal	9,464,585	205,367	0
Ronald C. Whitaker	9,565,898	104,054	0
Phillip C. Widman	9,585,056	84,896	0

Non-Vote on each nominee: 5,903,675

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2017, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain
15,370,778	146,021	56,828

Proposal 3

Proposal 3 was a proposal to approve the Sturm, Ruger & Company, Inc. 2017 Stock Incentive Plan, as described in the proxy materials. This proposal was approved.

Votes For	Against	Abstain	Non-Votes
9,245,156	373,975	50,821	5,903,675

Proposal 4

Proposal 4 was a management proposal to hold an advisory vote on the compensation of the Company’s named executive officers.

Votes For	Against	Abstain	Non-Votes
9,164,166	425,430	80,356	5,903,675

Proposal 5

Proposal 5 was a management proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. A majority of the votes were cast in favor of “1 year.”

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstain	Non-Votes
8,909,233	97,780	526,901	136,038	5,903,675

Based on these results, and consistent with the Company’s recommendation, the Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year.

Item 8.01. Other Events

The transcript of the Annual Meeting is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The disclosure of the transcript of the Annual Meeting on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K (including the exhibit) that is required to be disclosed by Regulation FD.

The text included with this Current Report on Form 8-K is available on our website located at Ruger.com/corporate, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K (including the exhibit) may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company, the impact of future firearms control and environmental legislation, and accounting estimates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

Exhibit No.	Description

99.1	Transcript of the Annual Meeting of Shareholders held on May 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

By:	S/ THOMAS A. DINEEN
	Name:	Thomas A. Dineen
	Title:	Principal Financial Officer,
Principal Accounting Officer,
Treasurer and Chief Financial
Officer

Dated: May 12, 2017

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